Exhibit 99.2

DigitalNet to be Acquired by BAE Systems

HERNDON, VA. (BUSINESS WIRE) - September 11, 2004—DigitalNet Holdings Inc. (Nasdaq: DNET) announced today that it has entered into a definitive merger agreement with BAE Systems North America, Inc., the U.S. subsidiary of BAE Systems plc. BAE Systems will acquire all of the outstanding shares of DigitalNet for $30.25 per share in cash. With the assumption of DigitalNet’s $93.25 million of debt, the cost of the transaction would be approximately $600 million. DigitalNet’s capabilities will complement BAE Systems North America’s significant presence in managed information technology and information assurance, and enhance its ability to address evolving U.S. national security priorities for network centric infrastructure and information sharing between the intelligence, homeland security and warfighting communities. BAE Systems anticipates the acquisition will be accretive to earnings in the first year and will finance the transaction out of existing resources.

Headquartered in Herndon, Va., DigitalNet, which employs approximately 2,200 people primarily in the United States, is a leading provider of networked infrastructure and information assurance solutions to federal government agencies such as the Departments of Defense, Homeland Security, Justice, Treasury and State, as well as the national intelligence community. The company provides strategic consulting services, application development and integration, e-Government applications and strategies, and has experienced strong growth in web-based network centric applications.

Mark Ronald, president and CEO of BAE Systems North America, said, “The acquisition of DigitalNet is consistent with BAE Systems’ strategy of acquiring profitable, growing businesses with strong, differentiated technologies that complement BAE Systems’ already broad range of capabilities and bolster our ability to provide integrated systems and transformational solutions for our customers.”

“DigitalNet has continually delivered outstanding customer service to our customers through the commitment and integrity of our employees. The acquisition by BAE Systems not only provides significant value for our shareholders, but it enables DigitalNet to expand its ability to deliver complete IT solutions to a broader customer base after the acquisition,” said Ken Bajaj, DigitalNet’s Chairman and CEO. “We will then be able to more aggressively pursue larger opportunities utilizing the combined capabilities of DigitalNet and BAE Systems, which provides a stronger future for our employees as well as broader offerings to our customers.”

Mark Ronald added, “I look forward to welcoming the highly regarded DigitalNet team and their market-leading technology into BAE Systems North America. Our two companies share common values, a similar heritage, and long histories of innovation and commitment to national security. Together we will be able to provide our federal and national security customers with more innovative products and solutions to meet their ever more demanding information systems and network centric requirements.”

With the acquisition, BAE Systems North America will become a leading federal sector information technology provider, with revenues in that market exceeding $1.2 billion.

The transaction has been approved by the boards of directors of both companies and is expected to close in the fourth quarter 2004, subject to certain government regulatory reviews and approvals.

Banc of America Securities LLC acted as financial advisor to DigitalNet to render a fairness opinion to the Board of Directors.

Additional Information About the Merger and Where to Find It

DigitalNet intends to file an information statement and other relevant materials with the SEC in connection with the proposed acquisition of DigitalNet by BAE Systems. The information statement will be mailed to the shareholders of DigitalNet. Shareholders of DigitalNet and investors are urged to read the information statement and other relevant materials when they become available because they will contain important information about BAE Systems, DigitalNet and the proposed merger. The information statement and other relevant materials (when they become available), and any other documents filed with the SEC by DigitalNet, may be obtained free of charge at the SEC’s web site at www.sec.gov.

About DigitalNet:

DigitalNet builds, integrates and manages enterprise network computing solutions that provide government organizations with sustainable strategic business advantages. With more than 30 years of experience, the Company provides Managed Network Services, Information Security Solutions and Application Development Services and Solutions for the U.S. Department of Defense, U.S. Government civilian agencies and the intelligence community. We are focused on adding value to our clients by increasing network reliability, reducing overall network costs, and rapidly migrating mission critical network computing environments to new technologies. www.digitalnet.com.

About BAE Systems:

BAE Systems is an international company engaged in the development, delivery, and support of advanced defense and aerospace systems in the air, on land, at sea, and in space. The company designs, manufactures, and supports military aircraft, surface ships, submarines, radar, avionics, communications, electronics, and guided weapon systems. It is a pioneer in technology with a heritage stretching back hundreds of years and is at the forefront of innovation, working to develop the next generation of intelligent defense systems. BAE Systems has major operations across five continents and customers in some 130 countries. The company employs more than 90,000 people and generates annual sales of approximately $20 billion through its wholly owned and joint-venture operations.

BAE Systems North America is a high-technology U.S. company employing more than 26,000 people who live and work in some 30 states, the District of Columbia, and the United Kingdom generating sales of more than $5 billion. The company is dedicated to solving its customers’ needs with highly innovative and leading edge solutions across the defense electronics, systems, information technology, and services arenas.

Forward Looking Statements

The statements contained in this release which are not historical facts are forward-looking statements, within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. The Company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes,” and variations of these words and similar expressions. Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements. DigitalNet cannot give any assurance that the merger will be consummated. Factors that could affect whether the transaction is completed include the satisfaction or waiver of a number of conditions, including obtaining clearances from U.S. regulatory authorities. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: funding decisions of U.S. Government projects; government contract procurement, option exercise and termination risks; competitive factors such as pricing pressures and/or competition to hire and retain qualified employees; the Company’s ability to identify, execute or effectively integrate future acquisitions, including UTA; the Company’s ability to successfully raise additional capital; changes to the tax laws relating to the treatment and deductibility of goodwill or any change in tax rates; additional costs related to compliance with the Sarbanes-Oxley Act of 2002, revised NASDAQ listing standards, SEC rule changes or other corporate governance issues; material changes in laws or regulations applicable to the Company’s business and other risk factors described in the Company’s 10-K for the year ended December 31, 2003. In addition, the statements in this press release are made as of September 11, 2004. We expect that subsequent events or developments will cause our views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to September 11, 2004.

Investor Relations Contact:
Joe Cormier, DigitalNet
(703) 563-7703
Joe.Cormier@DigitalNet.com